Exhibit 21.1

Subsidiaries	Jurisdiction
6100 North Keystone Avenue – 10103450 LLC	Delaware
Aetna Springs Resorts, LLC	Delaware
Boost Events, LLC	Delaware
BRMK 411 Sam Houston LLC	Texas
BRMK 1301 N. 29th, LLC	Washington
BRMK 19302 Cottonwood, LLC	Delaware
BRMK Akard LLC	Washington
BRMK Bellaire LLC	Texas
BRMK Bellaire II LLC	Texas
BRMK Blue Sky LLC	Washington
BRMK Blueprint LLC	Colorado
BRMK Boerne Ranch LLC	Washington
BRMK Cedar Corners LLC	Washington
BRMK Chesapeake Acquisitions LLC	Delaware
BRMK Colfax & Sable, LLC	Colorado
BRMK Dakin LLC	Colorado
BRMK Dayton Townhomes LLC	Colorado
BRMK Echo Lake LLC	Washington
BRMK Esplanade Apartments LLC	Utah
BRMK Gateway Northbrook LLC	Washington
BRMK Grove, LLC	Washington
BRMK Harrison, LLC	Colorado
BRMK Heber City, LLC	Delaware
BRMK Hoefgen, LLC	Delaware
BRMK Jefferson, LLC	Colorado
BRMK Legacy Lofts LLC	Delaware
BRMK Lending, LLC	Delaware
BRMK Lending SPE AT, LLC	Delaware
BRMK Lending SPE AT2, LLC	Delaware

BRMK Lending SPE CH, LLC	Delaware
BRMK Lending SPE D Trust	Delaware
BRMK Lending SPE DB, LLC	Delaware
BRMK Lending SPE GS, LLC	Delaware
BRMK Lending SPE I LLC	Delaware
BRMK Lending SPE JP LLC	Delaware
BRMK Management SPE JP LLC	Delaware
BRMK Management, LLC	Delaware
BRMK OLD WASHINGTON LLC	Washington
BRMK PRIEST POINT, LLC	Washington
BRMK PROVO CANYON LLC	Washington
BRMK REO LLC	Washington
BRMK Reserve at Deer Valley LLC	Delaware
BRMK Roth Park Building B LLC	Colorado
BRMK SAGE CREEK LLC	Washington
BRMK SPE DB, LLC	Delaware
BRMK SR LLC	Washington
BRMK St Mary’s, LLC	Delaware
BRMK TACONY ST LLC	Washington
BRMK W TAMPICO DR LLC	Washington
BRMK Wasatch Properties LLC	Washington
BRMK Willow Springs LLC	Texas
BRMK World Resorts LLC	Washington
Broadmark Private REIT Management, LLC	Delaware
Broadmark Realty Management, LLC	Delaware
Cascade RE, LLC	Vermont
eBusiness Funding, LLC	Delaware
FC Capital US III LLC	Delaware
FC Depositor US LLC	Delaware
FC MARKETPLACE, LLC	Delaware
FC SBA Lending LLC	Delaware

Funding Circle Investor Funds, LLC	Delaware
Funding Circle Notes Program, LLC	Delaware
Funding Circle USA, Inc.	Delaware
GMFS LLC	Delaware
iBusiness Funding, LLC	Delaware
iBusiness Software LLC	Delaware
Knight Capital, LLC	Delaware
Knight Capital Funding, LLC	Delaware
Knight Capital Funding II, LLC	Delaware
Knight Capital Funding III, LLC	Delaware
Knight Capital SVC, LLC	Delaware
Knight Capital Funding III SPV, LLC	Delaware
M1 CUSO, LLC	Delaware
Madison One Capital, LLC	Nevada
Madison One Lender Services, LLC	Nevada
Mosaic Aetna Springs PE, LLC	Delaware
Mosaic Aetna Springs Resorts JV, LLC	Delaware
Mosaic Davis Hotel, LLC	Delaware
Mosaic DTLA, LLC	Delaware
Mosaic ECI Tranche III, LLC	Delaware
Mosaic NB Investor, LLC	Delaware
Mosaic Portland Hotel, LLC	Delaware
Mosaic Portland Superblock, LLC	Delaware
Mosaic Sacramento Hotel, LLC	Delaware
Mosaic Southlake, LLC	Delaware
Mosaic Spring Street Hotel, LLC	Delaware
Mosaic Vintage Oaks, LLC	Delaware
MREC BPPE Holdings, LLC	Delaware
MREC GALA SUBCO, LLC	Delaware
MREC Good Asset, LLC	Delaware
MREC HYPO GALA, LLC	Delaware
MREC International Holdings, LLC	Delaware

MREC PH Holdings, LLC	Delaware
MREC REIT Holdings, LLC	Delaware
MREC Sunbelt Portfolio Sub-Pool 1, LLC	Delaware
MREC TE REIT Pref Holdings, LLC	Delaware
MREC U Asset Pool, LLC	Delaware
MREC U2 Asset Pool, LLC	Delaware
Ocrio LLC	Delaware
PBRELF Peak, LLC	Washington
Puma Secured Finance DAC	Ireland
RCC Merger Sub, LLC	Delaware
RC 1106 11th St REO LLC	Delaware
RC 1112 Fulton REO 2024, LLC	Delaware
RC 158 Lafayette REO, LLC	Delaware
RC 201 W Blacklidge REO, LLC	Delaware
RC 251 Carroll St REO LLC	Delaware
RC 685 North Main REO LLC	Delaware
RC Artea Financing, LLC	Delaware
RC Henness Financing, LLC	Delaware
RC Lakin Park Financing, LLC	Delaware
RC Knight Holdings, LLC	Delaware
RC M1 Holdings, LLC	Delaware
RC Merger Subsidiary, LLC	Delaware
RC Mosaic Manager, LLC	Delaware
RC Mosaic Sub, LLC	Delaware
RC Norterra Financing, LLC	Delaware
RC San Marcos REO 2023, LLC	Delaware
RCC Merger Sub, LLC	Delaware
RCH Term Holdings, LLC	Delaware
RCH Term Intermediate Holdings, LLC	Delaware
RCMF 2018-FL2 Marathon Street, LLC	Delaware
RCMF 2019-FL3 Ellis Street LLC	Delaware
RCMF RH2 Member, LLC	Delaware

RCMF RH3 Member, LLC	Delaware
RCMF Residual Holdings 1, LLC	Delaware
RCMF Residual Holdings 2, LLC	Delaware
RCMF Residual Holdings 3, LLC	Delaware
RCMT 2018-FL2 Texas Multifamily Properties, LLC	Delaware
RCSR I Holdings, LLC	Delaware
RCSR I Intermediate Holdings, LLC	Delaware
RCSR I Investments, LLC	Delaware
RCSR II Investments, LLC	Delaware
RCSR II Financing 1, Ltd.	Cayman Islands
Ready Capital Insurance Agency, LLC	Delaware
Ready Capital Kilfane I, LLC	Delaware
Ready Capital Kilfane II, LLC	Delaware
Ready Capital Mortgage Depositor, LLC	Delaware
Ready Capital Mortgage Depositor FL12, LLC	Delaware
Ready Capital Mortgage Depositor II, LLC	Delaware
Ready Capital Mortgage Depositor IV, LLC	Delaware
Ready Capital Mortgage Depositor V, LLC	Delaware
Ready Capital Mortgage Depositor VI, LLC	Delaware
Ready Capital Mortgage Depositor VII, LLC	Delaware
Ready Capital Mortgage Depositor VIII, LLC	Delaware
Ready Capital Mortgage Depositor IX, LLC	Delaware
Ready Capital Mortgage Financing 2019-FL3, LLC	Delaware
Ready Capital Mortgage Financing 2020-FL4, LLC	Delaware
Ready Capital Mortgage Financing 2021-FL5, LLC	Delaware
Ready Capital Mortgage Financing 2021-FL6, LLC	Delaware
Ready Capital Mortgage Financing 2021-FL7, LLC	Delaware
Ready Capital Mortgage Financing 2022-FL8, LLC	Delaware
Ready Capital Mortgage Financing 2022-FL9, LLC	Delaware
Ready Capital Mortgage Financing 2022-FL10, LLC	Delaware
Ready Capital Mortgage Financing 2023-FL11, LLC	Delaware
Ready Capital Mortgage Financing 2023-FL12, LLC	Delaware

Ready Capital Partners I, LLC	Delaware
Ready Capital Subsidiary REIT I Trust	Delaware
Ready Capital Subsidiary REIT I, LLC	Delaware
Ready Capital Subsidiary REIT II, LLC	Delaware
Ready Capital TRS I, LLC	Delaware
Ready Term Holdings, LLC	Delaware
Ready Term Intermediate Holdings, LLC	Delaware
ReadyCap Commercial, LLC	Delaware
ReadyCap Commercial Trust	Delaware
ReadyCap Commercial Mortgage Depositor, LLC	Delaware
ReadyCap Holdings, LLC	Delaware
ReadyCap Lending, LLC	Delaware
ReadyCap Lending SBL Depositor, LLC	Delaware
ReadyCap Lending Small Business Loan Trust 2019-2	Delaware
ReadyCap Lending Small Business Loan Trust 2023-3	Delaware
ReadyCap Mortgage Trust 2014-01	New York
ReadyCap Mortgage Trust 2015-02	New York
ReadyCap Mortgage Trust 2016-03	New York
ReadyCap Mortgage Trust 2018-04	New York
ReadyCap Mortgage Trust 2019-05	New York
ReadyCap Mortgage Trust 2019-06	New York
ReadyCap Mortgage Trust 2022-7	New York
ReadyCap RedStone, LLC	Delaware
ReadyCap Warehouse Financing LLC	Delaware
ReadyCap Warehouse Financing II LLC	Delaware

ReadyCap Warehouse Financing III LLC	Delaware
ReadyCap Warehouse Financing IV LLC	Delaware
ReadyCap Warehouse Financing AT2 LLC	Delaware
ReadyCap Warehouse Financing AT2 REO, LLC	Delaware
ReadyCap Warehouse Financing WF LLC	Delaware
Red Stone A7 LLC	Delaware
Red Stone A7 II LLC	Delaware
Red Stone A7 III LLC	Delaware
Red Stone Companies LLC	Delaware
Red Stone Companies II LLC	Delaware
Red Stone Companies III LLC	Delaware
Red Stone Financial Services LLC	Delaware
Red Stone Partners Companies LLC	Delaware
Red Stone Servicer, LLC	Delaware
RS Development Partners LLC	Delaware
SAMC DFW REO 2021, LLC	Delaware
SAMC REO 2013-01, LLC	Delaware
SAMC REO 2018-01, LLC	Delaware
Skye Hawk RE, LLC	Vermont
Skyeburst IC, LLC	Vermont
Starz Acquarius DAC	Ireland
Sutherland Asset I, LLC	Delaware
Sutherland Asset I Trust	Delaware
Sutherland Asset II, LLC	Delaware
Sutherland Asset III, LLC	Delaware
Sutherland Asset I-AT2, LLC	Delaware
Sutherland Asset I-CS, LLC	Delaware
Sutherland Asset I-WF, LLC	Delaware
Sutherland Asset IV-CH, LLC	Delaware
Sutherland Asset IV-GS, LLC	Delaware
Sutherland Commercial Mortgage Depositor II, LLC	Delaware
Sutherland Commercial Mortgage Loans 2015-SBC4, LLC	Delaware
Sutherland Commercial Mortgage Trust 2017-SBC6	New York
Sutherland Commercial Mortgage Trust 2019-SBC8	New York
Sutherland Commercial Mortgage Trust 2021-SBC10	New York
Sutherland ERISA Holdings, Ltd.	Delaware
Sutherland Fund, Ltd.	Delaware
Sutherland Holdings, Ltd.	Delaware
Sutherland Partners, L.P.	Delaware
Sutherland REIT Holdings, LP	Delaware
Sutherland Warehouse Trust	Delaware
Tiger Merchant Funding, LLC	Delaware

Waterfall Commercial Depositor LLC	Delaware
Waterfall Commercial Depositor II, LLC	Delaware